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                                                                    EXHIBIT 23.1


[LETTERHEAD OF BOROS & FARRINGTON]



                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated October 5, 1998 appearing in Imaging Technologies Corporation's Annual Report on Form 10-K for the fiscal year ended June 30, 1998.

/s/ Boros & Farrington PC

BOROS & FARRINGTON PC
San Diego, California
August 3, 1999